                                                                    EXHIBIT 99.1



                                                                  EXECUTION COPY

                                FIRST AMENDMENT
                            TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


        FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of September 30, 1998 (this "Amendment"), among HILLS DEPARTMENT STORE COMPANY, a Delaware corporation (the "Borrower"), HILLS STORES COMPANY, a Delaware corporation (the "Parent"), the other Loan Parties named herein and signatories hereto, the financial institutions listed on the signature pages hereof (collectively, the "Lenders") and BANKAMERICA BUSINESS CREDIT, INC., as Agent (the "Agent").

        WHEREAS, the Borrower, the Parent, the other Loan Parties, the Lenders and the Agent are parties to that certain Loan and Security Agreement, dated as of September 30, 1996 and amended and restated as of January 30, 1998 (such agreement being referred to herein as the "Loan and Security Agreement"); and

        WHEREAS, the Borrower has requested certain modifications to the Loan and Security Agreement, and the Lenders and the Agent are agreeable to making such modifications, subject to the terms and conditions herein contained.

        NOW, THEREFORE, the Borrower, the Parent, the other Loan Parties, the Lenders and the Agent hereby agree as follows:

        SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan and Security Agreement.

        SECTION 2. AMENDMENTS TO LOAN AND SECURITY AGREEMENT. The Loan and Security Agreement shall be, and upon the fulfillment of the conditions set forth in Section 3 hereof is, amended as follows:

                (a) Section 1.1 of the Loan and Security Agreement is hereby amended by:

                        (i) deleting therefrom the definitions of "Base Rate Term Loan", "EBITDA Carryforward Amount", "LIBOR Term Loan", "Term Loan" and "Term Loans", and "Term Loan Note" and "Term Loan Notes" in their entirety;

                        (ii) adding the following new definitions in their appropriate alphabetical order:

                        "'First Amendment' means the First Amendment hereto,
                dated as of September 30, 1998."

                        "'First Amendment Effective Date' means the date upon
                which the First Amendment becomes effective in accordance with its terms."



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                        "'Year 2000 Problem' has the meaning specified
                in Section 8.32."; and

                        (iii) deleting therefrom the definitions of "Applicable Advance Rate Percentage", "Applicable Margin", "Base Rate Loans", "Borrowing", "Cash Requirements", "Combined Availability", "Commitment", "Debt Reduction Amount", "EBITDA", "LIBOR Rate Loans", "Loan Documents", Maximum Revolver Amount", "Net Capex", "Obligations" and "Stated Termination Date" and substituting therefor the following respective new definitions:

                        "'Applicable Advance Rate Percentage' means, for any
                period set forth below, the percentage set forth below opposite such period:

                        Period                          Percentage
                        ------                          ----------

                        First day of fiscal month
                        of December to last day of
                        fiscal month of May             Sixty-five percent (65%)


                        Last day of fiscal month
                        of May through last day of
                        fiscal month of November        Seventy percent (70%)"

                        "'Applicable Margin' means, with respect to any Loan or
                Letter of Credit, as appropriate, except as otherwise provided in the immediately succeeding sentence, the amount set forth below which corresponds to the Coverage Ratio set forth below for the twelve (12) fiscal month period of the Parent ended with the most recent fiscal quarter of the Parent for which the Agent receives the financial statements and Coverage Ratio Certificate required below, determined and adjusted as provided herein. On the First Amendment Effective Date and thereafter until the first day of the first full calendar month after the delivery to the Agent of the financial statements of the Parent and its Subsidiaries as at the end of and for the fiscal month of the Parent ended October 31, 1998 required pursuant to Section 7.2(b) together with the corresponding Coverage Ratio Certificate for the twelve (12) fiscal month period ended on such date, the LIBOR Applicable Margin shall be 2.25%, the Base Rate Applicable Margin shall be .50% and the Letter of Credit Applicable Margin shall be 2.00% and each shall thereafter be adjusted after each delivery to the Agent of the monthly financial statements of the Parent and its Subsidiaries required pursuant to Section 7.2(b) for each month which ends on the last day of each fiscal quarter of the Parent together with the corresponding Coverage Ratio Certificate for the twelve (12) fiscal month period ending on the last day of such fiscal quarter, each such adjustment to be effective on the first day of the first full calendar month after each such delivery.





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
                                                LIBOR          Base Rate   Letter of Credit
                                              Applicable      Applicable      Applicable
                Coverage Ratio                  Margin          Margin          Margin
                --------------                ----------      ----------   ----------------

                Equal to or greater
                than 1.50 to 1.00               1.50%           zero (0)        1.50%

                Equal to or greater
                than 1.30 to 1.00 but
                less than 1.50 to 1.00          1.75%           zero (0)        1.50%

                Equal to or greater
                than 1.15 to 1.00 but
                less than 1.30 to 1.00          2.00%            .25%           1.75%

                Equal to or greater
                than .95 to 1.00 but
                less than 1.15 to 1.00          2.25%            .50%           2.00%

                Less than .95 to 1.00           2.50%            .75%           2.25%

                        Notwithstanding anything in this definition to the
                contrary, (i) in the event that the Agent shall fail to receive any such financial statements and the related Coverage Ratio Certificate for the last fiscal month in any fiscal quarter of the Parent within thirty (30) days following the end of such fiscal month (within ninety (90) days following the end of such fiscal month if such fiscal month is the last fiscal month of any Fiscal Year), then the Applicable Margin shall, at the end of such thirtieth or ninetieth day, as appropriate, immediately and without notice or further action be the highest Applicable Margin provided herein (such Applicable Margin to be in effect until the first day of the first full calendar month after the Agent receives the monthly financial statements of the Parent and its Subsidiaries required under Section 7.2(b) for the last fiscal month of the most recent fiscal quarter of the Parent and the related Coverage Ratio Certificate) and (ii) in the event that, with respect to any twelve (12) fiscal month period of the Parent which shall be a Fiscal Year, the audited financial statements of the Parent and its Subsidiaries required under Section 7.2(a) for such Fiscal Year shall indicate a Coverage Ratio for such twelve (12) fiscal month period (as determined by the Agent) less than that reflected in the Coverage Ratio Certificate delivered to the Agent for such twelve (12) fiscal month period, the Applicable Margin shall be adjusted retroactively (to the effective date of the Applicable Margin which was determined based upon the delivery of such Coverage Ratio Certificate and the related monthly financial statements of the Parent and its Subsidiaries delivered pursuant to Section 7.2(b) for the last month of such twelve (12) fiscal month period) to reflect an Applicable Margin based upon the Coverage Ratio determined from the audited financial statements and the Borrower shall make payments to the Agent on behalf of the Lenders to reflect such adjustment."

                        "'Base Rate Loans' means the Base Rate Revolving Loans."

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
                        "'Borrowing' means a borrowing hereunder consisting of
                Revolving Loans made on the same day by the Lenders (or by BABC in the case of a Borrowing funded by BABC Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance) to the Borrower."

                        "'Cash Requirements' means, for any period, the sum of
                (a) Net Capex for such period; (b) cash interest paid by the Parent and its Subsidiaries during such period, net of cash interest income received by the Parent and its Subsidiaries during such period; but excluding from this clause (b) in any event amortization of one-time placement, syndications, work and similar fees in connection with this Agreement or in connection with other Debt For Borrowed Money or any other financing issued by the Parent or any of its Subsidiaries (including the Senior Notes); (c) cash taxes paid by the Parent and its Subsidiaries during such period, less cash tax refunds received by the Parent and its Subsidiaries during such period, but excluding from cash taxes paid any assessment paid by the Parent or any of its Subsidiaries as a result of Federal or state income tax audits with respect to the Parent or any of its Subsidiaries; and (d) the Debt Reduction Amount for such period."

                        "'Combined Availability' of the Borrower means, at any
                time:

                                (a) the lesser of (i) the Maximum Revolver Amount or (ii) the sum of (x) the then Applicable Advance Rate Percentage of the Book Value of Eligible Inventory of the Borrower (excluding Inventory referred to in clause (y) below) plus (y) fifty percent (50%) of the face amount of outstanding documentary Letters of Credit issued with respect to goods as to which the Agent is named as consignee, other than those documentary Letters of Credit issued with respect to goods that would otherwise be treated as Eligible Inventory, minus

                                (b)     the sum of (i) the aggregate unpaid
                balance of all Revolving Loans made to the Borrower at such time, (ii) the aggregate amount of all Pending Revolving Loans to be made to the Borrower at such time, (iii) the aggregate undrawn amount of all outstanding Letters of Credit, (iv) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit, (v) reserves for accrued interest on the Obligations, (vi) reserves for Shipping Release Indemnities (as defined in Section 2.3(k)) and (vii) all other reserves which the Agent deems necessary in the exercise of its reasonable credit judgment to maintain as a result of matters which the Agent determines, in the exercise of such judgment, may affect the value of any Eligible Inventory, the priority of the Lien of the Agent thereon or the ability of the Agent to realize on any such Inventory, including, without limitation, reserves for landlords liens with respect to real properties leased by the Borrower, reserves for shrinkage and markdowns and reserves for any amounts which the Agent or any Lender is reasonably expected to be obligated to pay in the future for the account of the Borrower."



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
                        "'Commitment' means, at any time with respect to a
                Lender, the principal amount set forth beside such Lender's name under the heading 'Commitment' on Schedule I to the First Amendment or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 13.3, and 'Commitments' means, collectively, the aggregate amount of the commitments of all of the Lenders."

                        "'Debt Reduction Amount' means for any period that
                amount which is the aggregate amount of payments of principal made during such period on Debt For Borrowed Money (excluding the Obligations, the Existing Bank Debt and the repayment pursuant to Section 3(c) of the First Amendment of term loans made by the Lenders hereunder) of the Parent and its Subsidiaries, Debt under sale-leaseback arrangements of the Parent and its Subsidiaries permitted hereunder and other similar Debt of the Parent and its Subsidiaries permitted hereunder."

                        "'EBITDA' means for any period, the sum of:

                        (a)     the net income of the Parent and its
                Subsidiaries on a consolidated basis after provision for income taxes for such period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (i) gain or loss arising from the sale of any capital assets; (ii) gain arising from any write-up in the book value of any asset;
                (iii) earnings or loss of any corporation, substantially all the assets of which have been acquired by the Parent or any of its Subsidiaries in any manner, to the extent realized by such other corporation prior to the date of acquisition; (iv) earnings of any business entity in which the Parent or any of its Subsidiaries has an ownership interest unless (and only to the extent) such earnings shall actually have been received by the Parent or any of its Subsidiaries in the form of cash distributions; (v) earnings or loss of any Person to which assets of the Parent or any of its Subsidiaries shall have been sold, transferred or disposed of, or into which the Parent or any of its Subsidiaries shall have been merged, or which has been a party with the Parent or any of its Subsidiaries to any consolidation or other form of reorganization, prior to the date of such transaction; (vi) gain or loss arising from the acquisition of debt or equity securities of the Parent or any of its Subsidiaries or from cancellation or forgiveness of Debt; and (vii) gain (net of losses) arising from extraordinary items, as determined in accordance with GAAP, or from other non-recurring transactions; plus

                        (b) the sum of the provision for income taxes, interest expense, depreciation and amortization expense, other non-cash charges, the effect of accounting changes and extraordinary items, in each case to the extent deducted in determining such net income for such period, in each of the


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                foregoing cases for the Parent and its Subsidiaries on a
                consolidated basis in accordance with GAAP. Notwithstanding the foregoing, EBITDA shall not in any event include any loss arising directly and solely from store closures by the Borrower."

                        "'LIBOR Rate Loans' means the LIBOR Revolving Loans."

                        "'Loan Documents' means this Agreement, the Pledge
                Agreement, the Trademark Agreement, and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement."

                        "'Maximum Revolver Amount' means $340,000,000."

                        "'Net Capex' means, for any period, that amount which is
                (1) the greater of (a) the product of $1,000,000 and the number of fiscal months of the Parent (or portion thereof) comprising such period or (b) the aggregate amount of Capital Expenditures (including, without limitation, any Capital Expenditures that would arise from any acquisition described in clause (m) of the definition Restricted Investment) made by the Parent and its Subsidiaries during such period, less (2) the aggregate amount of (i) Net Cash Proceeds received by the Parent or any of its Subsidiaries during such period from the sale or other disposition to non-Affiliates of Equipment permitted to be sold or disposed of hereunder and (ii) Debt For Borrowed Money incurred by the Parent or any of its Subsidiaries during such period which is permitted hereunder in connection with the financing (but not refinancing) of Capital Expenditures made in such period or made at any time prior to the beginning of such period."

                        "'Obligations' means all present and future loans,
                advances, liabilities, obligations, covenants, duties, and debts owing by the Borrower or other Loan Party to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment from others, and any participation by the Agent and/or any Lender in the Borrower's debts owing to others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrower hereunder or under any of the other Loan Documents. 'Obligations' includes, without limitation, all Revolving Loans and all debts, liabilities, and obligations now or hereafter owing from the Borrower to the Agent and/or any Lender under or in connection with the Letters of Credit or Credit Support."




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                        "'Stated Termination Date' means February 5, 2002."

                (b) Section 2.1 of the Loan and Security Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                        "2.1    Total Facility.  Subject to all of the terms and
                conditions of this Agreement, the Lenders severally agree to make available a total credit facility of up to $340,000,000 (the 'Total Facility') for the Borrower's use from time to time during the term of this Agreement. The Total Facility shall be comprised of a revolving line of credit for the Borrower consisting of revolving loans and letters of credit up to the limits of the Combined Availability as described in Sections 2.2 and 2.3."

                (c) Section 2.2 of the Loan and Security Agreement is hereby amended by deleting therefrom paragraph (a) thereof in its entirety and substituting therefor the following:

                        "(a)     Amounts.  Subject to the satisfaction of the
                conditions precedent set forth in Article 10, each Lender severally agrees, upon the Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the 'Revolving Loans') to the Borrower, in amounts not to exceed (except for BABC with respect to BABC Loans or Agent Advances) such Lender's Pro Rata Share of the Combined Availability. The Lenders, however, in their discretion, may elect to make Revolving Loans to the Borrower or participate (as provided for in Section 2.3(f)) in the credit support or enhancement provided through the Agent to the issuers of Letters of Credit in excess of the Combined Availability on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Maximum Revolver Amount or the Combined Availability or to be obligated to exceed such limits on any other occasion. If the sum of (i) the aggregate outstanding Revolving Loans to the Borrower, (ii) the aggregate amount of Pending Revolving Loans to the Borrower, (iii) the aggregate undrawn amount of outstanding Letters of Credit and
                (iv) any unpaid reimbursement obligations in respect of Letters of Credit exceeds the Combined Availability (with Combined Availability determined as if clauses (b)(i) through (iv) of such definition were zero), the Lenders may refuse to make or otherwise restrict the making of Revolving Loans to the Borrower as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 2.2(i)."

                (d) Section 2.2 of the Loan and Security Agreement is hereby further amended by deleting therefrom clause (iii) of paragraph (g) thereof in its entirety and substituting therefor the following:

                        "(iii)   The Agent shall not be obligated to transfer to
                a Defaulting Lender any payments made by any Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments


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                hereunder.  Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to any Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to any Borrower shall bear interest at the rate applicable to Base Rate Revolving
                Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a 'Lender' and such Lender's Commitment shall be deemed to be zero (-0-). Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (1) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (2) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing, shall be allocated among such performing Lenders ratably based upon their relative Commitments, and shall be calculated based upon the average amount by which the aggregate Commitments of such performing Lenders exceeds the sum of outstanding Revolving Loans and the undrawn face amount of all outstanding Letters of Credit. This section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder."

                (e) Section 2.2 of the Loan and Security Agreement is hereby still further amended by deleting therefrom clause (i) of paragraph (i) thereof in its entirety and substituting therefor the following:

                        (i) Subject to the limitations set forth in the provisos contained in this Section 2.2(i), the Agent is hereby authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion, (1) after the occurrence of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Article 10 have not been satisfied, to make Revolving Loans to any of the Borrowers on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof,
                (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to any Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 16.7 (any of the advances described in this Section 2.2(i) being hereinafter referred to as "Agent Advances"); provided, that (i) the Majority Lenders may at any time revoke the Agent's authorization contained in this Section 2.2(i) to make Agent Advances, any such revocation to be in writing and to become effective prospectively upon the Agent's receipt thereof, and (ii) immediately after giving effect to the making of the Agent Advances, the sum of (x) the aggregate unpaid balance of all Revolving Loans made to the


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
                Borrower at such time, (y) the aggregate undrawn amount of all outstanding Letters of Credit and (z) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit shall not exceed the Maximum Revolver Amount or $25,000,000 in excess of clause (a)(ii) of the definition of Combined Availability at such time."

                (f) Section 2.3 of the Loan and Security Agreement is hereby amended by adding the following sentence at the end of paragraph (a) thereof:

                "In each case in which the Agent is named as consignee with respect to goods covered by a documentary Letter of Credit, such Letter of Credit shall specify that originals of such documents shall be sent to the freight forwarder, the customs broker and the Borrower."

                (g) Section 2.4 of the Loan and Security Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                        "2.4    Intentionally Omitted"

                (h) Section 3.2 of the Loan and Security Agreement is hereby amended by deleting therefrom clause (iv) of paragraph (b) thereof in its entirety and substituting therefor the following:

                        "(iv)   the duration of the requested Interest Period."

                (i) Section 3.5 of the Loan and Security Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                        "3.5    Unused Line Fee.  Until the Obligations have
                been paid in full and this Agreement is terminated, the Borrower agrees to pay, on the first day of each month and on the Termination Date, to the Agent, for the ratable account of the Lenders, an unused line fee equal to three-eighths of one percent (0.375%) per annum on the average daily amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the undrawn face amount of all outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated on the Termination Date. The unused line fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by the Agent as proceeds of Collateral shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of calculating the unused line fee pursuant to this Section 3.5."

                (j) Section 4.1 of the Loan and Security Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                        "4.1    Loans.  The Borrower shall repay the
                outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date.


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
                The Borrower may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement; provided, however, that with respect to any LIBOR Revolving Loans prepaid by the Borrower prior to the expiration date of the Interest Period applicable thereto, the Borrower promises to pay to the Agent for account of the Lenders the amounts described in
                Section 5.4. In addition, and without limiting the generality of the foregoing, upon demand the Borrower promises to pay to the Agent, for the account of the Lenders, the amount, without duplication, by which the sum of (i) the aggregate outstanding Revolving Loans owing by the Borrower, (ii) the aggregate amount of Pending Revolving Loans to be made to the Borrower, (iii) the aggregate undrawn amount of all outstanding Letters of Credit and (iv) the amount of all unpaid reimbursement obligations with respect to Letters of Credit exceeds the Combined Availability (with Combined Availability determined as if clauses (b)(i) through (iv) of such definition were zero). If after repaying in full the Revolving Loans as provided in the immediately preceding sentence any portion of such excess still remains, then the Borrower shall deposit cash in the amount thereof in a cash collateral account with the Agent to be held in such account on terms satisfactory to the Agent."

                (k) Section 4.2 of the Loan and Security Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                        "4.2    Termination of Facility.  The Borrower may
                terminate this Agreement upon at least three (3) Business Days' joint notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation of all outstanding Letters of Credit (or delivery to the Agent of cash collateral therefor as required by Section 2.3(j)), (b) the payment of the early termination fee set forth in the next sentence, (c) the payment in full in cash of all other Obligations together with accrued interest thereon, and (d) with respect to any LIBOR Rate Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in
                Section 5.4. If this Agreement is terminated at any time on or prior to the fourth Anniversary Date, whether pursuant to this Section or pursuant to Section 11.2, the Borrower shall pay to the Agent, for the account of the Lenders, an early termination fee determined in accordance with the following table:

                          Period during which
                        early termination occurs        Early Termination Fee
                        ------------------------        ---------------------

                        On or prior to the first        0.50% of the Total
                        Anniversary Date                     Facility

                        After the first Anniversary
                        Date but on or prior to the     0.25% of the Total
                        fourth Anniversary Date              Facility

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
                provided, however, that the early termination fee described in this Section 4.2 shall not be payable in the event that the Borrower terminates this Agreement (x) and repays all amounts required under this Section 4.2 using the proceeds of a loan facility not secured by any Inventory; (y) in connection with the acquisition by the Borrower of all the capital stock or all or a substantial part of the assets of another Person that is not an Affiliate which requires the refinancing of the Total Facility and such acquisition is actually consummated; and/or
                (z) after ten (10) days prior written notice to the Agent as a result of mutual dissatisfaction between the Agent or the Lenders, on the one hand, and the Borrower, on the other hand, resulting in an inability to agree on executory elements of this Agreement following good faith negotiation."

                (l) Section 4.5 of the Loan and Security Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                        "4.5     Apportionment, Application and Reversal of
                Payments. Aggregate principal and interest payments of the Borrower shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Collateral received by the Agent (including all payments received by the Agent with respect to Collateral as loss payee under insurance policies of the Borrower), shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements then due to the Agent from the Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; third, to pay interest due in respect of all Revolving Loans owing by the Borrower, including BABC Loans and Agent Advances; fourth, to pay or prepay principal of the BABC Loans and Agent Advances owing by the Borrower; fifth, to pay or prepay principal of the Revolving Loans (other than BABC Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit owing by the Borrower; sixth, to the payment of any other Obligation due to the Agent or any Lender by any Borrower; seventh, to be paid over to such Person or Persons as may be required by law (including pursuant to Section 9-504 of the UCC) or by court order; and eighth, to be paid to the Borrower by transfer to bank accounts designated by it in writing. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Revolving Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Revolving Loans. The Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in Section 2.2(j). The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations."

                (m) Section 7.2 of the Loan and Security Agreement is hereby amended by deleting therefrom paragraph (k) thereof and substituting therefor the following:

                        "(k)    Such additional information as the Agent and/or
                any Lender may from time to time reasonably request regarding the financial and business affairs of the Parent or any Subsidiary thereof, including information with respect to the status of the program to resolve the Year 2000 Problem."

                (n) Section 7.3 of the Loan and Security Agreement is hereby amended by adding immediately after paragraph (o) thereof a new paragraph (p) reading in its entirety as follows:

                        "(p)    Promptly, of any aspect of the Year 2000 Problem
                that, in the good faith judgment of the applicable Loan Party, cannot be remedied in a timely fashion and which, if not so remedied, is then reasonably expected to have a Material Adverse Effect."

                (o) Section 8.29 of the Loan and Security Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                        "8.29   Senior Debt.  All Revolving Loans, interest
                owing thereon (both before and after the commencement of a proceeding in bankruptcy or insolvency with respect to any Loan Party, whether or not such interest is an allowed claim in any such proceeding), reimbursement obligations with respect to Letters of Credit and Credit Support and guarantee obligations of Subsidiaries of the Parent with respect to the Obligations (collectively, the foregoing, the 'Senior Debt Obligations') constitute, and at all times will continue to constitute, 'Senior Debt' (as defined in the Senior Indenture) under the Senior Indenture, the Senior Notes and the guarantees issued from time to time pursuant to the Senior Indenture."

                (p) Article 8 of the Loan and Security Agreement is hereby amended by adding immediately after Section 8.31 thereof a new Section
        8.32 reading in its entirety as follows:

                        "8.32   Year 2000.  The Loan Parties have developed and
                are implementing a comprehensive, detailed program to address on a timely basis the 'Year 2000 Problem' (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), and reasonably anticipate that they will on timely basis successfully resolve the Year 2000 Problem for all material computer applications used by them. In addition, the Loan

                Parties have initiated steps in a program to communicate with their merchandise and service vendors for purposes of limiting exposure to vendors who may not remedy the Year 2000 Problem on a timely basis. In connection with this program, the Loan Parties expect to undertake contingency plans, if necessary, for the shifting of merchandise orders to vendors who can demonstrate resolution of the Year 2000 Problem most clearly, as well as to find alternative methods of interacting with any key vendors who may need assistance should they have Year 2000 Problems."

                (q) Section 9.24 of the Loan and Security Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                        "9.24   Cash Flow Test.  The Parent will not permit the
                ratio of EBITDA to Cash Requirements, in each case for any period of four consecutive fiscal quarters of the Parent ending on the last day of any fiscal quarter of the Parent set forth below (determined as of the last day of such fiscal quarter), to be less than the ratio set forth below opposite such fiscal quarter:

                        Fiscal Quarter(s) Ending                Coverage Ratio
                        ------------------------                --------------

                        October 31, 1998 through
                           January 29, 2000                     .65 to 1.00


                        April 29, 2000 through
                           October 28, 2000                     .70 to 1.00


                        February 3, 2001 and
                    each fiscal quarter thereafter              .75 to 1.00

                (r) Section 9.25 of the Loan and Security Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                        "9.25   Intentionally Omitted."

                (s) Section 10.2 of the Loan and Security Agreement is hereby amended by deleting therefrom paragraph (b) thereof in its entirety and substituting therefor the following:

                        "(b)    the amount of the Combined Availability shall be
                sufficient to make such Loan or cause the issuance or provision of such Letter of Credit or Credit Support without exceeding the Combined Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender's participating in or reimbursing BABC or the Agent for such Lenders' Pro Rata Share of any BABC Loan or Agent Advance as provided in Sections 2.2(h), (i) and (j)."

                (t) Section 11.1 of the Loan and Security Agreement is hereby amended by:

                        (i) deleting the period at the end of paragraph (s) thereof and substituting therefor "; or"; and

                        (ii) adding immediately after paragraph (s) thereof a new paragraph (t) reading in its entirety as follows:

                                "(t)    any key financial or operating system of
                        any Loan Party or of one or more of the Loan Parties' respective service and/or merchandise vendors fails as a result of the Year 2000 Problem, which failure is then reasonably expected to result in a Material Adverse Effect."

                (u) Section 13.3 of the Loan and Security Agreement is hereby amended by deleting therefrom paragraph (a) thereof in its entirety and substituting therefor the following:

                        "(a)    Any Lender may, with the written consent of the
                Agent (which consent shall not be unreasonably withheld), assign and delegate to one or more assignees (provided that no written consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an 'Assignee') all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $15,000,000 or if less the entire amount of such Lender's Commitment (provided, that, unless an assignor Lender has assigned and delegated all its Loans and Commitment, no such assignment and/or delegation shall be permitted unless, after giving effect to such assignment and/or delegation, such assignor Lender retains a Commitment in a minimum amount of $15,000,000); provided, however, that the Loan Parties and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Loan Parties and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Loan Parties and the Agent an Assignment and Acceptance in the form of Exhibit E ('Assignment and Acceptance') and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,000. The Agent agrees that if, as a result of any assignments or delegations of its Commitment, the aggregate of the Commitments of the Agent, in its capacity as a Lender, and its Affiliates shall fall below $50,000,000, the Agent shall, upon the written request of the Borrower (but only if there exists no Default or Event of Default at the time of such request), resign as Agent in accordance with the provisions set forth in Section 14.9."

                (v) Section 13.3 of the Loan and Security Agreement is hereby further amended by deleting therefrom paragraph (d) thereof in its entirety and substituting therefor the following:

                        "(d)    Immediately upon each Assignee's or assigning
                Lender's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto."

                (w) Section 13.3 of the Loan and Security Agreement is hereby still further amended by deleting therefrom paragraph (f) thereof in its entirety and substituting therefor the following:

                        "(f)    Notwithstanding any other provision in this
                Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law."

                (x) Section 14.15 of the Loan and Security Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                        "14.15  Payments by Agent to Lenders.  All payments to
                be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to such transfer instructions for such Lender set forth on Schedule A (or, with respect to a Lender which was an Assignee, on the applicable Assignment and Acceptance pursuant to which such Assignee became a Lender) or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans or otherwise."

                (y) Article 15 of the Loan and Security Agreement is hereby amended by deleting therefrom the first paragraph thereof in its entirety and substituting therefor the following:

                        "Each Guarantor unconditionally guarantees, as a primary
                obligor and not merely as a surety, jointly and severally with each other Guarantor, the due and punctual payment of the principal of and interest on the Revolving Loans and of all other Obligations, when and as due, whether at maturity, by acceleration, by notice or prepayment or otherwise. Each Guarantor further agrees that the Obligations may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligations."

        SECTION 3. EFFECTIVENESS. This Amendment shall become effective when:

                (a) counterparts hereof have been duly executed and delivered to the Agent on behalf of the Borrowers, the Parent, the other Loan Parties, the Lenders and the Agent;

                (b) the Agent shall be satisfied that there exists no Default or Event of Default;

                (c) the Borrower shall have used proceeds of Revolving Loans to pay the Term Loans in full;

                (d) the Agent shall have received for the benefit of the Lenders an amendment fee in the amount of $680,000 (to be allocated among the Lenders based upon each Lender's respective Commitment at the time such fee is received by the Agent); and

                (e) the Agent shall have received for its own account a fee in accordance with a separate letter agreement between the Agent and the Borrower.

        The Agent shall ask each of the Lenders to return to the Agent the Term Loan Note held by such Lender. Upon receipt of such Term Loan Notes, the Agent shall mark such Notes "Cancelled" and return such Notes to the Borrower.

        SECTION 4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws (as opposed to the conflicts of laws provisions) of the State of New York. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed signature page hereto.

        SECTION 5. REFERENCES TO LOAN AND SECURITY AGREEMENT. From and after the effectiveness of this Amendment, all references in the Loan and Security Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Loan and Security Agreement, as amended and modified by this Amendment, and all references in other documents to the Loan and Security Agreement shall mean such agreement as amended and modified by this Amendment.

        SECTION 6. RATIFICATION AND CONFIRMATION. The Loan and Security Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. Each of the Loan Parties represents and warrants that on the date hereof (i) all representations and warranties made by any Loan Party contained in Articles 6 and 8 of the Loan and Security Agreement, as amended hereby, are correct in all material respects on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date and (ii) there exists no Default or Event of Default.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                        "BORROWER"

                                        HILLS DEPARTMENT STORE
                                          COMPANY


                                        By /s/ C. Scott Litten
                                          ---------------------------------
                                        Name:  C. Scott Litten
                                        Title: Executive Vice President-
                                               Chief Financial Officer


                                        "PARENT"

                                        HILLS STORES COMPANY



                                        By /s/ William K. Friend
                                          ---------------------------------
                                        Name:  William K. Friend
                                        Title: Senior Vice President-
                                               Secretary & Corporate Counsel

                                        OTHER "LOAN PARTIES"

                                        CANTON ADVERTISING, INC.


                                        By /s/ William K. Friend
                                          ---------------------------------
                                        Name:  William K. Friend
                                        Title: Vice President


                                        HDS TRANSPORT, INC.


                                        By /s/ William K. Friend
                                          ---------------------------------
                                        Name:  William K. Friend
                                        Title: Vice President


                                        CORPORATE VISION INC.


                                        By /s/ William K. Friend
                                          ---------------------------------
                                        Name:  William K. Friend
                                        Title: Vice President


                                        HILLS DISTRIBUTING COMPANY


                                        By /s/ William K. Friend
                                          ---------------------------------
                                        Name:  William K. Friend
                                        Title: Vice President

                                        "AGENT"

                                        BANKAMERICA BUSINESS CREDIT,
                                          INC., as the Agent


                                        By /s/ Louis Alexander
                                          ---------------------------------
                                        Name:  Louis Alexander
                                        Title: VP


                                        "LENDERS"

                                        BANKAMERICA BUSINESS CREDIT,
                                          INC., as a Lender


                                        By /s/ Louis Alexander
                                          ---------------------------------
                                        Name:  Louis Alexander
                                        Title: VP


                                        BANKBOSTON, N.A., as a Lender


                                        By /s/ Elizabeth A. Ratto
                                          ---------------------------------
                                        Name:  Elizabeth A. Ratto
                                        Title: Vice President


                                        THE CIT GROUP/BUSINESS CREDIT,
                                          INC., as a Lender


                                        By /s/ S. Malhotra
                                          ---------------------------------
                                        Name:  S. Malhotra
                                        Title: SVP


                                        CONGRESS FINANCIAL
                                          CORPORATION, as a Lender


                                        By /s/ Janet S. Last
                                          ---------------------------------
                                        Name:  Janet S. Last
                                        Title: First Vice President

                                        HELLER FINANCIAL, INC., as a Lender


                                        By /s/ Thomas W. Bukowski
                                          ---------------------------------
                                        Name:  Thomas W. Bukowski
                                        Title: Sr. Vice Pres.


                                        IBJ SCHRODER BUSINESS CREDIT
                                          CORPORATION, as a Lender


                                        By /s/ James M. Steffy
                                          ---------------------------------
                                        Name:  James M. Steffy
                                        Title: Vice President


                                        LASALLE BUSINESS CREDIT, INC., as a
                                          Lender


                                        By /s/ Joseph R. Costanza
                                          ---------------------------------
                                        Name:  Joseph R. Costanza
                                        Title: SVP


                                        SANWA BUSINESS CREDIT
                                          CORPORATION, as a Lender


                                        By /s/ Peter L. Skavla
                                          ---------------------------------
                                        Name:  Peter L. Skavla
                                        Title: Vice President


                                        TRANSAMERICA BUSINESS CREDIT
                                          CORPORATION, as a Lender


                                        By /s/ Michael S. Burns
                                          ---------------------------------
                                        Name:  Michael S. Burns
                                        Title: Senior Vice President

                                                                     Schedule I
                                                                     ----------

                            Lenders and Commitments
                            -----------------------

Name                                                    Commitment
----                                                    ----------

BankAmerica Business Credit, Inc.                       $93,500,000
The First National Bank of Boston                       $25,000,000
The CIT Group/Business Credit, Inc.                     $25,000,000
Congress Financial Corporation                          $25,000,000
Heller Financial, Inc.                                  $50,000,000
IBJ Schroder Business Credit Corporation                $16,500,000
LaSalle Business Credit, Inc.                           $25,000,000
Sanwa Business Credit Corporation                       $30,000,000
Transamerica Business Credit Corporation                $50,000,000

